EXHIBIT 23(b)

                                                              EXHIBIT 23(b)

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of (i) our report dated Octobeer 7, 1994, with respect to the financial statements of Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation and Subsidiaries for each of the three years ended July 31, 1994, and (ii) our report dated March 24, 1995, with respect to the financial statements of Vision Cable Division of Vision Cable Communications, Inc. and Subsidiaries for each of the three years ended December 31, 1994, appearing in the Current Report on Form 8-K of Time Warner Inc. dated May 30, 1995, in each of the following:

1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;

2. Post-Effective Amendment No. 4 on Form S-3 to Registration Statement No. 2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-58262 on Form S-3;

3.   Registration Statements No. 33-20883 and No. 33-35945 on Form S-8;

4. Post-Effective Amendment No. 8 to Registration Statements No. 2-26477 and No. 2-67216 on Form S-8;

5.   Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;

6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and Registration Statement No. 33-48381 on Form S-8;

7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No. 33-29029 and No. 33-29030) on Form S-8;

9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration Statement No. 33-51471 on Form S-8;

10. Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;

11.  Registration Statement No. 33-35317 on Form S-8;

12.  Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;

13.  Registration Statement No. 33-47151 on Form S-8;

14. Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 33-47705 on Form S-4;

15.  Registration Statement No. 33-57812 on Form S-3;

16.  Registration Statements No. 33-62774 and No. 33-51015 on Form S-8;

17.  Registration Statement No. 33-50237 on Form S-3; and

18. Registration Statement No. 33-53213 on Form S-8 and Post-Effective Amendment No. 1 to Registration Statement No. 33-57667 on Form S-8.

                                            /s/ Paul Scherer & Company LLP
                                           -------------------------------
                                           PAUL SCHERER & COMPANY LLP
New York, New York
May 30, 1995